Exhibit 99.1
                                                                 ------------


                                   Friedman's
                          The Value Leader Since 1920
                 171 Crossroads Parkway Savannah, Georgia 31422
                       PO Box 8025Savannah, Georgia 31412
                         (912) 233-9333 (800) 545-9033


                                             Contact:  Sitrick And Company
                                                       Brenda Adrian
                                                       Maya Pogoda
                                                       912-447-6000 ext. 10018
                                                       or
                                                       212-660-6391

For Immediate Release
---------------------


      Friedman's to Close Underperforming Stores as Part of Restructuring

         Savannah, GA - February 15, 2005 - Friedman's Inc. (OTC: FRDMQ.PK), the Value Leader in fine jewelry retailing, announced today it will seek the Bankruptcy Court's approval in its chapter 11 reorganization to close up to 165 underperforming stores in 17 states and sell in excess of $25 million of inventory through a Court-approved disposition process. Following the completion of the store-closing program, Friedman's will operate approximately 481 stores in 20 states.

         The store-closing program, which was previously reviewed with the Official Committee of Unsecured Creditors appointed in the Company's chapter 11 cases, was approved by the Company's Board of Directors on Monday and pleadings were filed in the Bankruptcy Court on Monday evening. The Bankruptcy Court has scheduled a hearing on the store-closing program on March 2, 2005 and will consider procedural matters related to the motion filed in support of the store-closing program at a separate hearing on February 22, 2005.

         The decision to close the stores followed a review of Friedman's existing store operations as part of the Company's reorganization strategy to improve operations and financial performance, said President and Chief Executive Officer Sam Cusano. "In determining which stores to close, we evaluated our store operations, including each store's historical operating results, recent performance during the 2004 holiday selling season, the age, location, physical condition and operating lease for each store, each store's credit and collection performance, regional economic factors and infrastructure costs to service these stores. As Friedman's moves forward in its restructuring, this action will allow the company to focus its resources on those stores that have stronger prospects for future growth. While this decision was an extremely difficult one, we are focused on restructuring opportunities which should make a meaningful contribution to the Company's reorganization and will maximize the Company's overall business enterprise value for our stakeholders."

         The Company noted the stores plan to continue to operate until all merchandise is sold. Mr. Cusano said the stores will remain open and operate as usual while the Company prepares for inventory disposition sales, which, pending Court approval, are expected to begin the first week of March.

         The Company filed voluntary chapter 11 petitions on behalf of the Company and seven of its subsidiaries in the U.S. Bankruptcy Court for the Southern District of Georgia, in Savannah on January 14, 2005. The cases were filed to alleviate short-term liquidity issues which followed unanticipated limitations imposed in January by the Company's prepetition lenders, continue Friedman's ongoing restructuring initiatives, and facilitate the Company's turnaround.

         Closing Store List Attached.

About Friedman's
----------------

Founded in 1920, Friedman's Inc. is a leading specialty retailer based in Savannah, Georgia. The Company is the leading operator of fine jewelry stores located in power strip centers and regional malls. For more information, go to: http://www.friedmans.com.

Some of the statements included in this press release, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements, the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to obtain use of cash collateral and/or debtor-in-possession (DIP) financing on an final basis and to operate pursuant to the terms of such agreements; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one of more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

                                      ###



------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
  STORE #                    CENTER                                 STREET ADDRESS                         CITY             ST
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4000      Norgate Plaza                         7255 North Keystone Ave, Suite A                Indianapolis            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4005      Dellview Market Place                 1803 Vance Jackson, Suite 400                   San Antonio             TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4006      Mustang Shopping Center               218 North Mustang Mall Terrace                  Mustang                 OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4008      Knoxville Center                      3001 Knoxville Center Drive, Suite G10A         Knoxville               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4011      Shoppes at Fort Wright                3450 Valley Plaza Parkway                       Fort Wright             KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4012      Centre at Lilburn                     40360 Lawrenceville Hwy Suite 09                Lilburn                 GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4013      Indian Creek                          10625 Pendleton Pike Suite A-5                  Indianapolis            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4014      Greenfield Station                    1937 Melody Lane                                Greenfield              IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4017      Taylor'S Square                       3023 Wade Hampton Blvd Suite S                  Taylors                 SC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4020      Wal-Mart Supercenter                  2480 E. Wabash Street                           Frankfort               IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4021      Lawton Plaza                          2413 Northwest 67th Street                      Lawton                  OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4022      Quincy Commons                        1978 Pat Thomas Parkway                         Quincy                  FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4023      Millenia Plaza                        4640 Millenia Plaza Parkway                     Orlando                 FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4026      Town & Country Shopping Center        16763 Clover Road Unit 7                        Noblesville             IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4027      Irving Mall                           3811 Irving Mall                                Irving                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4031      Wal-Mart Supercenter                  2308 Treasury Drive, Suite A-1                  Cleveland               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4034      Waldon Park                           10900-B Lakeline Mall Drive, Suite 250          Austin                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    4036      Tyler Shopping Center                 6751 South Broadway                             Tyler                   TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5009      Ashland Square Shopping Center        123 Hill Carter Parkway                         Ashland                 VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5015      College Park Plaza                    3467 W. 86th St                                 Indianapolis            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5019      Jasper Mall                           300 Hwy 78 East, Suite 154                      Jasper                  AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5044      Centre at Evans                       4455 Washington Road, Space 8                   Evans                   GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5046      Oliver Creek Crossing                 6535 Atlanta Hwy, Shop 5                        Montgomery              AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5054      Whitewater Trade Center               2110 Park Road                                  Connersville            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5062      Colonial Mall Myrtle Beach            10177 North King's Highway                      Myrtle Beach            SC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5072      Shannon Mall                          553 Shannon Mall                                Union City              GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5078      Lakeland Plaza                        543 Lakeland Plaza                              Cumming                 GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5079      Town Center Mall, Suite 160           400 Earnest Barrett Pkyway                      Kennesaw                GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5081      Cumberland Mall                       1165 Cumberland Mall                            Atlanta                 GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5082      Oak Hollow Mall                       921 Eastchester Drive, Suite 2060               High Point              NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5089      College Mall                          2862 East 3rd Street Suite B                    Bloomington             IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5097      University Square Mall                University Square Mall, Space 2159              Tampa                   FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5098      Ennis Plaza                           1012 East Ennis Ave, Suite G                    Ennis                   TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5102      Menger Crossing                       1375 South Main Street, Suite 201               Boerne                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5105      Fleming Island                        5000 US Hwy 17 South Unit 15&16                 Orange Park             FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5106      Gulf View Mall                        9409 US Hwy 19 Suite 215 A                      Port Richey             FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5108      North Hill Centre                     1186 North Hills Centre                         Ada                     OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5109      Leigh Mall                            1404 Old Aberdeen Road Space 2B                 Columbus                MS
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5110      Clayton Town Center                   12977 US Hwy 70 West                            Clayton                 NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5112      College Central Shopping Center       2886 South Rutherford Blvd                      Murfreesboro            TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5113      Crystal River Mall                    1801 North West Hwy 19, Suite 413               Crystal River           FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5118      Bradford Plaza                        701 N Main Street, Suite 701                    Stillwater              OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5122      Colerain Towne Center                 10206 Colerain Ave #21                          Cincinnati              OH
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5123      Walmart Shopping Center               1539 Martin Luther King Blvd, Suite 108         Houma                   LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5124      Scioto Square                         1637 US Route 36 East                           Urbana                  OH
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5128      Troy Towne Center                     1875 West Main Street Suite A-102               Troy                    OH
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5135      Grant Line Center                     2936 Grant Line Road                            New Albany              IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5137      Riverboat Plaza Shopping Center       1800 Wayne Road Unit B                          Savannah                TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5138      Wal-Mart Shopping Center              2202 Hwy 431                                    Boaz                    AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5139      The Shoppes at Lexington              541 West Church Street, Suite E                 Lexington               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5142      The Shops at Selmer                   1017 Mulberry Ave                               Selmer                  TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5145      Mane Street Centre                    1866 N. Mane Street Space A-7                   Shelbyville             TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5147      Casselberry Square                    1455 Semoran Blvd Suite 213                     Casselberry             FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5149      Townfair Center                       1987 S. Hurstbourne Parkway                     Louisville              KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5150                                            260 Forest Gate Center, Shop #7                 Brevard (Pisgah         NC
                                                                                                    Forest)
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5153      Wilker Plaza Shopping Center          802 US 421 West                                 Wilkesboro              NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5161      Crossroads Statesville Center         1116 Crossroads Dr                              Statesville             NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5167      Wal-Mart Center                       257 Premier Blvd                                Roanoke Rapids          NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5168      Expo Center                           1301 Hervey Street, Suite A                     Hope                    AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5169      North Summit Square                   264 Summit Square Blvd                          Winston Salem           NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5171      Wal-Mart Plaza                        2239 N Morton Street, Suite F                   Franklin                IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5173      Woodward Plaza                        3305 First Street                               Woodward                OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5180      Diamond Plaza                         906-908 Ruth Street                             Sallisaw                OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5181      Davis Towne Crossing SC               8528 Davis Blvd Suite 205                       North Richland          TX
                                                                                                    Hills
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5182      Durant Shopping Center                519 University Place Unit 201                   Durant                  OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5190      Northlite Commons                     2239 Spider Drive North East                    Concord                 NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5193      The Shoppes at Northport              5550 McFarland Blvd Suite 400                   Northport               AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5195      Pulaski Shopping Center               1653 W. College Street                          Pulaski                 TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5197      Salisbury Mall                        1935 Jake Alexander Blvd West Suite B-F         Salisbury               NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5200      Austin Highway Shopping Center        1432 Austin Hwy Suite 102                       San Antonio             TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5213      Greenwood West SC                     2326 Highway 82 West                            Greenwood               MS
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5219      Monkey Junction Plaza                 5120 South College Road Space 104               Wilmington              NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5230      Columbus Corners                      212 Columbus Corners                            Whiteville              NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5231      The Oxford Marketplace                2545 W. Jackson Ave.                            Oxford                  MS
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5234      Pemberton Square Mall                 Pemberton Square Blvd, Space 39                 Vicksburg               MS
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5245      Piedmont Mall                         325 Piedmont Drive, Suite C                     Danville                VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5246      Wilders Grove Shopping Center         4111 New Bern Ave                               Wilders Grove           NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5250      Franklin Plaza Shopping Center        289 Franklin Plaza Shopping Center              Louisburg               NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5254      Tri-Lake Shopping Center              105-3 John R. Lovelace Dr.                      Batesville              MS
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5266      Eastland Mall                         5521 Central Ave, Space Dt 9                    Charlotte               NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5280      Janaf Shopping Center, Unit 150       5900 Virginia Bch Blvd                          Norfolk                 VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5310      Fort Henry Mall                       2101 Fort Henry Drive, Space E-32               Kingsport               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5326      Prien Lake Mall G-7                   404 W. Prien Lake Road                          Lake Charles            LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5333      Crescent Commons S.C.                 2016 Kildaire Farm Road                         Cary                    NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5338      Jacksonville Plaza                    2070 John Harden Drive, Suite M                 Jacksonville            AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5351      Cades Center                          1401 West Reelfoot Ave, Suite 107               Union City              TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5353      Audubon Village                       2480 US 41 North Suite T                        Henderson               KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5355      Eagle Ridge Mall                      758 Eagle Ridge Drive                           Lake Wales              FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5363      Brazos Mall                           100 Hwy 332 W. , Suite 1320                     Lake Jackson            TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5376      Talladega Commons SC                  216 Haynes Street, Suite A                      Talladega               AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5380      Arrowhead Mall                        501 N. Main Street                              Muskogee                OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5381      Fox Run Shopping Center               751 N. Solomns Island Road                      Prince Frederick        MD
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5384                                            1079 Hwy 90 E. Suite 2                          Bayou Vista             LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5385      Golden Triangle Mall                  2201 South IH-35E, Suite M-6                    Denton                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5395      Selma Plaza                           2414 Kimble Road, Suite B                       Selma                   AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5404      Shawnee Shopping Center               4903 North Union Suite 121                      Shawnee                 OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5405      Surfside Commons SC                   2723 Beaver Run Blvd                            Surfside Beach          SC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5409      University Mall, Suite A-13           1235 East Main Street                           Carbondale              IL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5414      Mcalester Retail Shops Center         522 S. George Nigh Expressway, Suite A          McAlester               OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5418      Valley Mall, Suite 500                1925 E. Market Street                           Harrisonburg            VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5422      Heritage Park Mall, Suite F-7         6763 East Reno Street                           Midwest City            OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5423      North Park Village SC                 101 North Park Drive                            Monticello              AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5441      Sunset Mall                           1182 Sunset Mall, Space 1338                    San Angelo              TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5442      Landmark Crossing                     1312 Bridford Parkway, Suite 102                Greensboro              NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5443      Sampson Crossing                      1407-G Sunset Avenue                            Clinton                 NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5470      Post Oak  Mall, Space 4018            1500 Harvey Road                                College Station         TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5480      Capital Plaza                         5453 North IH-35                                Austin                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5495      Lexington Parkway Plaza               47 Plaza Parkway                                Lexington               NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5498      North West Crossing                   6731 Clinton Hwy                                Knoxville               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5501      Tri-Rivers Plaza                      3459 Old Halifax Road, Suite E                  South Boston            VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5522      Hickory Hollow Mall                   5252 Hickory Hollow Pkwy                        Antioch                 TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5530      South Central Shopping                639-B Veterans Parkway, Suite -2A               Moultrie                GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5534                                            240 Century Plaza, Space Bu10                   Birmingham              AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5538      Vernon Park Mall                      Vernon Park Mall, Suite H-8                     Kinston                 NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5555      2031 White Marsh Mall                 8200 Perry Hall Blvd                            Baltimore               MD
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5564      Quail Springs Mall                    2501 W Memorial Rd                              Oklahoma City           OK
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5568      North Star Mall                       7400 San Pedro #132                             San Antonio             TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5572      Ridge Park Shopping Center            1907 W. Parker Road, Suite #E                   Jonesboro               AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5575      Anderson Mall                         3101 N. Main Street, M-11                       Anderson                SC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5608      Golden East Crossing                  1100 Wesleyan Blvd. #148                        Rocky Mount             NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5618      Shops On The Circle                   3500 Ross Clark Circle, Suite 350               Dothan                  AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5634      Madison Shopping Center               1670 Eatonton Road                              Madison                 GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5640      Jasper Plaza, Space #C-3.1            860 West Gibson                                 Jasper                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5651      Columbus Park Crossing                5555 Whittlesey Blvd, Suite 2590                Columbus                GA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5654      Jennings Plaza                        307 Interstate Drive, Suite A                   Jennings                LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5660      Seminole Wal-Mart Center              3633 South Orlando Drive                        Sanford                 FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5661      Atlantic Village Shopping Ctr         983 Atlantic Blvd                               Atlantic Beach          FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5672      Seguin Corners Shopping Center        580 State Highway 123                           Seguin                  TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5673      Village Square                        3132 College Drive Bldg A, Suite E              Baton Rouge             LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5674      University Center                     1655 East Industrial Loop                       Shreveport              LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5678      Carson Pointe                         7458 Chapman Hwy                                Knoxville               TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5683      Hunting Hills                         4208 I Franklin Road S.W.                       Roanoke                 VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5691      Allen Central Market Place            210 Central Expressway South Suite 68           Allen                   TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5697      Montgomery Mall                       2739 Montgomery Mall, Suite D8                  Montgomery              AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5709      Pennyrile Marketplace                 3028 Ft. Campbell Blvd                          Hopkinsville            KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5718      Scottsboro Market Place               24833 John T. Reid Parkway                      Scottsboro              AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5722      Shady Brook Mall                      800 South James Campbell Blvd, Ste 32           Columbia                TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5731      Athens Shopping Center                1001 Hwy 72 East Suite 4                        Athens                  AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5735      Dixieland Mall                        100 N. Dixieland Road Room C-6                  Rogers                  AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5743      Turfland Mall, Space #1246            Harrodsburg Road                                Lexington               KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5748      El Dorado Commons                     2620 North West Avenue, Suite K                 EL Dorado               AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5752      Lexington Road Plaza                  519 Marsailles Road                             Versailles              KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5754      Three Star Mall                       1410 Sparta Road, Space #37                     McMinnville             TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5758      Kelley Street                         242 Kelley Street                               Lake City               SC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5764      Shreveport Plaza                      6205 West Port Avenue                           Shreveport              LA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5766      Kerrville Junction Shopping Center    1304 Junction Highway                           Kerrville               TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5768      Terrells Corner                       177 Sam Walton Way                              Terrell                 TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5770      Emporia Commons                       301 Market Dr.,  Suite D                        Emporia                 VA
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5772      Castleton Square Mall                 6020 East 82nd St.,  Room 410                   Indianapolis            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5781      Washington Square                     100 N. Wolfe Nursery Road, Suite D1A            Stephenville            TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5797      Lafayette Square Mall                 3919 Lafayette Road,  Space 522                 Indianapolis            IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5803      Wal-Mart Plaza                        1611 U.S. Hwy 231 South, Space 101-A            Crawfordville           IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5813      Shoppes at Murray Central             654 N. 12th Avenue                              Murray                  KY
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5825      Bandera Pointe Shopping Center        11321 State Hwy 16 North                        San Antonio             TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5830      Highland Lakes Town Center            7357 West Colonial Drive                        Orlando                 FL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5834      Roanoke Landing                       819 East Blvd                                   Williamston             NC
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5836      Hamilton Meadows SC                   1434 Main Street, Space 12                      Hamilton                OH
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5841      Wal-Mart Plaza                        8650 Hwy 20 N Space C                           Madison                 AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5860      The Henry Centre                      3538 Tom Austin Highway Suite 14                Springfield             TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5868      Fayette Square Shopping Center        1359 Leesburg Avenue                            Washington Court        OH
                                                                                                    House
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5874      Atascosa Market Retail Center         2087 W Oaklawn, Suite 208                       Pleasanton              TX
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5882      Wal-Mart Center                       185 Relco Drive                                 Manchester              TN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5883      Calera Shopping Center                233 Supercenter Dr. Suite C2                    Calera                  AL
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5894      Wal-Mart Plaza                        2551 East Main Street                           Plainfield              IN
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------
    5898      Arkadelphia Plaza                     112 W.P. Malone Drive, Suite 5-E                Arkadelphia             AR
------------- ------------------------------------- ----------------------------------------------- -------------------- ---------